ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") dated as of December 18, 1996, is made by and among ROGER P. SONNABEND, PETER J. SONNABEND, and BOY A.J. VAN RIEL, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South Deeds Book 11160, Page 359 ("Charterhouse"), and SONESTA OF MASSACHUSETTS, INC., a Massachusetts
corporation   ("Sonesta,"  and,   together  with   Charterhouse,   collectively,
"Borrower"), SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender"), and FOWLER, GOEDECKE, ELLIS & O'CONNOR, INC., a Massachusetts corporation ("Escrow Agent").

                                    RECITALS

     A. Lender has agreed to make a loan to Borrower in the principal amount of $22,880,000.00 (the "Loan"). The Loan is evidenced by a Promissory Note made by Borrower to Lender of even date herewith (the "Note") and is secured by a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents granted by Borrower to Lender of even date herewith (the "Mortgage"). Capitalized terms not otherwise defined herein shall bear the definitions set forth in the Mortgage.

     B. As a condition precedent to making the Loan, Lender has required that Borrower deliver the sum of $1,880,000.00 to Escrow Agent to be held by Escrow Agent on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Escrow Agent agree as follows:

          1. Deposit of Funds. Contemporaneously with the execution and delivery of this Agreement, Borrower has deposited with Escrow Agent the amount of $1,880,000.00 by wire transfer to Escrow Agent (the "Funds"). By executing and delivering this Agreement, Escrow Agent acknowledges receipt of the Funds.

          2. Investment of Funds. Escrow Agent shall hold and invest the Funds in either an interest-bearing, money-market account or accounts at United States Trust Company in Boston, Massachusetts (or at another financial institution reasonably acceptable to Borrower and Lender) or United States government obligations (or both), with Borrower assuming all risk of investment loss.

          3. Borrower to Pay Interest on Funds. The Funds shall constitute proceeds of the Loan, and Borrower shall pay interest on the Funds from the date of this Agreement at the rate and in the manner provided in the Note.

          4. Instructions for Disbursement.

               (a) The Funds, or any portion thereof, shall be delivered to Borrower upon Escrow Agent's receipt of written instructions from Lender instructing Escrow Agent to deliver such Funds to Borrower.

               (b) The Funds, or any portion thereof, shall be delivered to Lender upon Escrow Agent's receipt of written instructions from Lender instructing Escrow Agent to deliver such Funds to Lender.


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


               (c) If Escrow Agent shall continue to have the Funds, or any portion thereof, other than the Capital Reserve (as hereinafter defined), on deposit on or after December 18, 1998 (the "Termination Date"), Escrow Agent shall deliver such Funds to Lender, promptly upon notice or demand given or made by Lender.

          5. Acquisition of Personal Property and Completion of Work Items. For each of the two hundred (200) rooms comprising what is commonly referred to as the East Wing of the Property (each, a "Room"), Borrower shall acquire all of the personal property (the "Personal Property"), and shall complete all of the capital improvement work (the "Work Items"), described in Exhibit A attached hereto on or before the Termination Date. If Borrower's completion of the Work Items is delayed by inclement weather conditions, strikes, lock-outs, acts of God, or fire or other casualty, the Termination Date shall be extended for the period of the delay.

          6. Lender's Notices. Lender shall give to Escrow Agent the notice referred to in Section 4(a) and 4(b) hereof to cause Escrow Agent to deliver the Funds in accordance with the following terms and conditions:

               (a) Upon acquiring all of the Personal Property and performing all of the Work Items for any Room or Rooms, Borrower may request a disbursement of Funds (a "Disbursement") in the amount of $8,400.00 for each completed Room; provided, however, that Lender shall not be obligated to authorize (i) any Disbursement to Borrower more frequently than monthly (each such date being referred to herein as a "Disbursement Date"), or (ii) Disbursements of more than a total of $1,680,000.00 of the Funds, it being the intent of the parties hereto that Escrow Agent retain $200,000.00 of the Funds (the "Capital Reserve") under this Agreement for the entire term of the Loan as a reserve for capital improvements to the Property, and from which Capital Reserve Lender may, from time to time, in its sole discretion, authorize Disbursements of all or any portion thereof to Borrower;

               (b) Lender shall have no obligation to authorize any Disbursement to Borrower unless and until Borrower has delivered to Lender a capital expenditure budget and projected construction schedule concerning the Personal Property and the Work Items acceptable to Lender in its reasonable discretion,

          Lender hereby acknowledging that such budget attached hereto as Exhibit A is acceptable to Lender;

               (c) Lender shall have no obligation to authorize any Disbursement to Borrower if a Default or an Event of Default has occurred and is continuing under the terms of the Note, Mortgage or any other Loan Document;

               (d) Lender shall have no obligation to authorize any Disbursement to Borrower unless, for each Room for which Borrower seeks a Disbursement, Borrower has acquired all of the applicable Personal Property and all applicable Work Items have been completed in a good and workmanlike manner on or before the applicable Disbursement Date, and Lender shall have received all of the following in form satisfactory to Lender, at Borrower's sole cost and expense, to evidence such acquisition and completion:

                    (i) Invoices from all vendors, contractors,  subcontractors, and materialmen relating to or prepared in connection with the acquisition of the applicable Personal Property and completion of the applicable Work Items;

                    (ii)  A  certificate,   signed  by  Borrower,  stating  that
               Borrower has acquired all applicable Personal Property and all applicable Work Items have been fully completed;

                    (iii) Evidence  reasonably  satisfactory  to Lender that all amounts owed to third parties in connection with the acquisition of the applicable Personal Property and completion of the applicable Work Items have been paid (including, without limitation, a certification signed by Borrower and final lien waivers from any general contractor and other potential lienor under Massachusetts law); and

                    (iv) A favorable report based on an inspection of the Property by an employee or representative of Escrow Agent, acting on behalf of Lender, that Borrower has acquired and installed all applicable Personal Property and all applicable Work Items have been satisfactorily completed. Escrow Agent shall cause its employee or representative to so inspect the Property reasonably promptly after Escrow Agent's receipt of any written request for a Disbursement under Section 4(f) below.

               (e) Each Disbursement (other than any Disbursement of the Capital Reserve) shall be in an amount equal to the product derived by multiplying the number of Rooms completed to the satisfaction of Lender (as evidenced by the items and inspections required by this Section 6) by $8,400.00.

               (f) Borrower shall make any request for Disbursement of Funds in writing delivered to both Lender and Escrow Agent, which request shall include Borrower's certification that it has delivered to Lender, or Lender has otherwise received, all of the documents and information required in Sections 6(d)(i)-(iv).

               (g) Lender shall have no obligation to make any Disbursement after the Termination Date.

               (h) Lender may authorize Disbursement of all or any portion of the Capital Reserve in its sole discretion. In connection with any Disbursement of the Capital Reserve, Lender may require Borrower to deliver to Lender such information, lien waivers and reports as Lender may reasonably require, including, without limitation, those items required by Section 6(d)(i)-(iv) in connection with Disbursements for Personal Property and Work Items.

                    (i)  Lender  shall not  deliver  the notice  referred  to in
               Section 4(b) hereof to cause Escrow Agent to disburse any Funds to Lender until the earlier to occur of the following, but upon the occurrence of any of the following, Lender may, at its election, deliver to Escrow Agent such notice:

                    (i) the  occurrence  of an Event of  Default  under any Loan
               Document; or

                    (ii) Borrower's failure to satisfy all conditions for any Disbursement of the Funds (excluding the Capital Reserve) as set forth in this Section 6 on or before the Termination Date.

          7. Application by Lender. If Escrow Agent delivers the Funds, or any portion thereof, to Lender, Lender shall (a) apply the Funds to payment of Borrower's obligations under, and in the manner set forth in, the Note and the Mortgage, and (b) re-amortize the principal balance of the Note (following the application of the Funds), at the interest rate set forth in the Note, over a period equal to the number of months comprising the original amortization period set forth in the Note minus the number of regular monthly payments that have been made on the Note prior to the date of such application of Funds. Borrower shall not be liable for the payment of any prepayment premium or penalty in connection with the application of the Funds to the balance of the Note.

          8. Interest on Funds. All interest earned on the Funds shall be paid to Borrower on a quarterly basis on or before fifteen days following the end of each calendar quarter of each year; provided, however, if Escrow Agent has received from Lender the notice referred to in Section 4(b) or 4(c) hereof, then all interest theretofore earned that has not been paid to Borrower shall be paid to Lender. Borrower shall supply to Escrow Agent all documents and information requested by Escrow Agent, including, without limitation, W-9 forms and Borrower's taxpayer identification numbers.

          9. Grant of Security Interest. As security for the repayment of the Loan and the performance of all other Secured Obligations (as defined in the Mortgage), Borrower hereby assigns, pledges, conveys, delivers, transfers and grants to Lender a first priority security interest in and to all Borrower's right, title and interest in and to the Funds and any and all bank or other accounts holding such Funds (the "Accounts"); all rights to payment from the Accounts and the money deposited therein or credited thereto (whether now due or in the future due and whether now or in the future on deposit); all interest thereon; any certificates, instruments and securities, if any, representing the Funds or the Accounts; all claims, demands, general intangibles, choses in action and other rights or interests of Borrower in respect of the Funds and the Accounts; any monies now or at any time hereafter deposited therein; any increases, renewals, extensions, substitutions and replacements thereof; and all proceeds of the foregoing (collectively, the "Collateral").

          10. Default and Remedies. Upon the occurrence of any Event of Default (as defined in the Mortgage), (a) Borrower shall not be entitled to any further Disbursement, (b) Lender may declare all Secured Obligations to be immediately due and payable, and (c) Lender shall be entitled to take immediate possession and control of the Funds, the Accounts and all other Collateral, and to pursue all of its rights and remedies under the Loan Documents, and the remedies to which it is entitled at law and in equity.

          11. Interpleader. If any dispute shall develop with respect to the duties of Escrow Agent under this Agreement, Escrow Agent may deposit the Funds into a court of competent jurisdiction in Middlesex County, Massachusetts, and may interplead Lender and Borrower.

          12. Indemnification. Borrower shall indemnify Escrow Agent for, and hold Escrow Agent harmless from, liability incurred by Escrow Agent as a result of Escrow Agent's having undertaken the obligations contained in this Agreement (excluding, however, Escrow Agent's gross negligence or willful misconduct), and shall reimburse Escrow Agent for all of its reasonable expenses incurred in connection with this Agreement, including, among other things, reasonable attorneys' fees and court costs.

          13. Notice. All notices or instructions required or permitted to be given under this Agreement shall be in writing, and sent certified or registered mail, return receipt requested, to the parties at their addresses set forth below:

                           If to Borrower:

                           Charterhouse of Cambridge Trust
                           Sonesta of Massachusetts, Inc.
                           c/o Sonesta International Hotels Corporation
                           200 Clarendon Street, 41st Floor
                           Boston, Massachusetts  02116
                           Attn:  Office of the Treasurer

                           If to Lender:

                           SunAmerica Life Insurance Company
                           1 SunAmerica Center
                           Century City
                           Los Angeles, California  90067-6022
                           Attn:  Director-Mortgage Lending and
                                  Real Estate

                           If to Escrow Agent:

                           Fowler, Goedecke, Ellis & O'Connor, Inc.
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           Attn:  Mr. Peter L. Goedecke

          14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                             BORROWER:



                                             /s/
                                             -----------------------------------
                                              Peter J. Sonnabend, Trustee of
                                              the Charterhouse of Cambridge
                                              Trust, and not individually

                                             /s/
                                             -----------------------------------
                                              Peter J. Sonnabend, Trustee under
                                              a Grant of Trustee Power,
                                              Authority and Discretion dated
                                              December 5, 1996 from Boy A.J.
                                              van Riel, Trustee of the
                                              Charterhouse of Cambridge Trust,
                                              and not individually


                                              SONESTA OF MASSACHUSETTS, INC.,
                                              a Massachusetts corporation



                                              By:/s/
                                                 ------------------------------
                                                  Peter J. Sonnabend
                                                  Vice President


                                              LENDER:

                                              SUNAMERICA LIFE INSURANCE
                                              COMPANY, an Arizona corporation



                                              By:/s/
                                                 ------------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                    ---------------------------

                                              ESCROW AGENT:

                                              FOWLER, GOEDECKE, ELLIS
                                              & O'CONNOR, INC., a Massachusetts
                                              corporation

                                              By:/s/
                                                 ------------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                    ---------------------------

                                    EXHIBIT A

                    [DESCRIBE PERSONAL PROPERTY / WORK ITEMS]











                                       A-1